SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2008

                Banc of America Commercial Mortgage Trust 2008-1
                ------------------------------------------------
                         (Exact name of issuing entity)

                      Bank of America, National Association
                      -------------------------------------
               (Exact name of sponsor as specified in its charter)

                    Banc of America Commercial Mortgage Inc.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

      North Carolina                333-130755                56-1950039
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      (State or other        (Commission File Number        (I.R.S. Employer
      jurisdiction of           of issuing entity)       Identification No. of
     incorporation of                                         Registrant)
        Registrant)

214 North Tryon Street, NC1-027-22-03 Charlotte, North Carolina          28255
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(Address of principal executive offices of Registrant)                (Zip Code)

Registrant's telephone number, including area code: (704) 386-8509
                                                    --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

            Attached as Exhibit 4 is the pooling and servicing agreement, dated as of June 1, 2008 (the "Pooling and Servicing Agreement"), by and among Banc of America Commercial Mortgage Inc. (the "Company"), as depositor, Bank of America, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, N.A., as trustee, and LaSalle Bank National Association, as certificate administrator and REMIC administrator. The Pooling and Servicing Agreement governs the Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2008-1 (the "Certificates"), including the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-1A, Class A-M and Class A-J Certificates (the "Publicly Offered Certificates"), which were issued on June 27, 2008 with an aggregate principal balance as of June 1, 2008 of $1,095,107,000.

            Attached as Exhibit 1 is the Underwriting Agreement, dated June 19, 2008, among Banc of America Securities LLC, Barclays Capital Inc. and Citigroup Global Markets Inc., as underwriters (collectively, the "Underwriters"), Bank of America, National Association and the Company pursuant to which the Publicly Offered Certificates were sold to by the Underwriters.

            Attached as Exhibit 8 is the opinion of Cadwalader, Wickersham & Taft LLP, special tax counsel to the Company, regarding tax matters (the "Tax Matters Opinion"), provided in connection with the issuance of the Certificates.

            Attached as Exhibit 99.1 is the Mortgage Loan Purchase and Sale Agreement, dated as of June 1, 2008, by and between Bank of America, National Association ("Bank of America") and the Company (the "Bank of America Mortgage Loan Purchase and Sale Agreement").

            Attached as Exhibit 99.2 is the Mortgage Loan Purchase and Sale Agreement, dated as of June 1, 2008, by and between Barclays Capital Real Estate Inc. ("Barclays") and the Company (the "Barclays Mortgage Loan Purchase and Sale Agreement").

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements, Pro Forma Financial Information and
Exhibits

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.     Description

(1) Underwriting Agreement, dated June 19, 2008, among Banc of America Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Bank of America, National Association and Banc of America Commercial Mortgage Inc.

(4) Pooling and Servicing Agreement, dated as of June 1, 2008, among Banc of America Commercial Mortgage Inc., as depositor, Bank of America, National Association, as master servicer, CWCapital Asset Management LLC,, as special servicer, Wells Fargo Bank, N.A., as trustee, and LaSalle Bank National Association certificate administrator and REMIC administrator.

(8) Opinion of Cadwalader, Wickersham & Taft LLP, dated as of June 27, 2008, relating certain and tax matters.

(99.1) Mortgage Loan Purchase and Sale Agreement, dated as of June 1, 2008, between Banc of America Commercial Mortgage Inc. and Bank of America, National Association.

(99.2) Mortgage Loan Purchase and Sale Agreement, dated as of June 1, 2008, between Banc of America Commercial Mortgage Inc. and Barclays Capital Real Estate Inc.

                            [SIGNATURE PAGE FOLLOWS]

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   BANC OF AMERICA COMMERCIAL MORTGAGE
                                      INC.

                                   By: /s/ John S. Palmer
                                       -----------------------------------------
                                       Name:  John S. Palmer
                                       Title: Vice President

Date: July 3, 2008

                                  Exhibit Index

Item 601(a) of                                                   Paper (P)
Regulation S-K                                                   or
Exhibit No.     Description                                      Electronic (E)

1               Underwriting Agreement                           E

4               Pooling and Servicing Agreement                  E

8               Opinion of Cadwalader, Wickersham & Taft LLP,    E
                dated as of June 27, 2008, relating to certain tax matters

99.1            Bank of America Mortgage Loan Purchase and Sale  E
                Agreement

99.1            Barclays Mortgage Loan Purchase and Sale         E
                Agreement